Exhibit 10(aa)

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.



                               ESSEX ELECTRIC INC.

                                     WARRANT

Warrant No. 1                                           Dated: December 11, 2002

      Essex Electric Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, Superior TeleCom Inc. or its registered assigns (the "HOLDER") is entitled to purchase from the Company up to a total of 199 shares of common stock, $.01 par value per share (the "COMMON STOCK"), of the Company (each such share, a "WARRANT SHARE" and all such shares, the "WARRANT SHARES") at an exercise price equal to $2,788.95 per share (as adjusted from time to time as provided in Section 8, the "EXERCISE PRICE"), from and after the date hereof and through and including the date that is five (5) years after the date hereof (the "EXPIRATION DATE"), subject to the following terms and conditions.

      1. Definitions. As used in this Warrant, the following terms shall have the following meanings:

            (a) "Alpine" means The Alpine Group, Inc., a Delaware corporation and the sole stockholder of Alpine Holdco.

            (b) "Alpine Holdco" means Alpine Holdco Inc., a Delaware corporation and the sole stockholder of the Company.

            (c) "Business Day" means any day other than Saturday, Sunday, a legal holiday or a day on which banking institutions in New York, New York are authorized or required by law or executive order to close.

            (d) "Fundamental Transaction" means, in one or a series of related transactions, (i) any merger or consolidation of the Company with or into another Person in which the Common Stock is converted into other securities, cash or property, (ii) any sale of all or substantially all of the Company's assets and (iii) any tender offer or exchange offer (whether by the Company or another Person) or other extraordinary transaction pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property.

            (e) "Holdco Fundamental Transaction" means the occurrence of any of the following events in one or a series of related transactions, but only if, immediately prior to the consummation of any such transaction, Alpine Holdco owns at least 5% of the issued and outstanding Common Stock: (i) any merger or consolidation of Alpine Holdco with or into another Person in which the common stock, $.01 par value per share ("HOLDCO COMMON STOCK"), of Alpine Holdco is converted into other securities, cash or property, (ii) any sale of all or substantially all of Alpine Holdco's assets, including all of the Common Stock owned by Alpine Holdco, (iii) any tender offer or exchange offer (whether by Alpine Holdco or another Person) or other extraordinary transaction pursuant to which holders of Holdco Common Stock are permitted to tender or exchange their shares for other securities, cash or property and (iv) any sale by Alpine of 50% or more of the outstanding Holdco Common Stock.

            (f) "Person" means an individual, corporation, joint venture, general or limited partnership, trust, unincorporated organization, limited liability company, limited liability partnership, government or any agency or political subdivision thereof, association, sole proprietorship or any other form of entity not specifically listed herein.

            (g) "Initial Public Offering" means the sale by the Company of Common Stock in an underwritten initial public offering pursuant to a registration statement on Form S-1 (or a successor form) under the Securities Act.

            (h) "Securityholders Agreement" means that certain Securityholders Agreement, dated as of the date hereof, by and among the Company, Alpine Holdco Inc. and Superior TeleCom Inc., as the same may be amended, modified or supplemented from time to time.

            (i) "Subsidiary" means any corporation or other legal entity of which that Person (either alone or together with other Subsidiaries of that Person) owns, directly or indirectly, more than 50% of the stock or other equity interests that are ordinarily and generally, in the absence of contingencies or understandings, entitled to vote for the election of a majority of the members of the board of directors or governing body of such entity.

      2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

      3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Exhibit B duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant. All transfers of this Warrant, or any portion hereof, and the underlying Warrant Shares shall be subject to the terms and conditions of the Securityholders Agreement.

      4. Exercise and Duration of Warrants.

            (a) This Warrant shall be exercisable by the registered Holder from and after the date hereof and through and including the Expiration Date, but only in connection with the following events or circumstances and in the manner provided below: (i) receipt by the Holder of an Exercise Event Notice setting forth the proposed consummation of a Fundamental Transaction, in which case this Warrant shall be exercisable in whole; (ii) receipt by the Holder of an Exercise Event Notice setting forth the proposed consummation of an Initial Public Offering and any time thereafter so long as the class of Common Stock is then registered  under  the  Securities  Act,  in which  case this  Warrant  shall be exercisable in whole or in part; (iii) receipt by the Holder of an Exercise Event Notice setting forth the proposed consummation of a Minority Sale (as defined in Section 2.3 of the Securityholders Agreement) under Section 2.3 of the Securityholders Agreement, in which case this Warrant shall be exercisable in part, but for no more than the number of shares of Common Stock which the Holder has agreed to sell in such Minority Sale pursuant to Section 2.3 of the Securityholders Agreement; (iv) receipt by the Holder of an Exercise Event Notice setting forth the proposed consummation of an Entire Sale (as defined in
Section 2.4 of the Securityholders Agreement) under Section 2.4 of the Securityholders Agreement, in which case this Warrant shall be exercisable in whole; (v) receipt by the Holder of an Exercise Event Notice setting forth the proposed consummation of a Holdco Fundamental Transaction, in which case this Warrant shall be exercisable in whole; (vi) receipt by the Holder of an Exercise Event Notice stating that Section 7.14 of the Loan and Security Agreement, dated as of the date hereof, by and among the Company, Alpine Holdco, DNE Technologies, Inc., DNE Manufacturing and Service Company, as borrowers, DNE Systems, Inc., as guarantor, the lenders identified from time to time signatories thereto and Foothill Capital Corporation, as agent (or a substantially similar covenant in another agreement), is no longer in effect and at any time thereafter so long as any such covenant is not then in effect, in which case this Warrant shall be exercisable in whole or in part; or (vii) at any time, in whole or in part, during the period commencing 30 days prior to the Expiration Date and ending on the Expiration Date (each of the foregoing transactions or events being hereinafter referred to as an "EXERCISE EVENT"). At 6:30 P.M., New York City time, on the Expiration Date, or if such day is not a Business Day, on the next day that is a Business Day, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

            (b) The Company shall give the Holder written notice ("EXERCISE EVENT NOTICE") of an Exercise Event at least 20 days prior to the occurrence of such Exercise Event (except (x) in the case of a Minority Sale, in which case the Exercise Event Notice shall be given at least 10 days prior to the consummation of the Minority Sale, (y) in the case of an Exercise Event set forth in clause (vi) of Section 4(a), in which case the Exercise Event Notice shall be given as promptly as practicable, and in any event no later than two Business Days after the occurrence of such Exercise Event, and (z) in the case of an Exercise Event set forth in clause (vii) of Section 4(a), in which case no Exercise Event Notice shall be required to be given). Following the delivery of such Exercise Event Notice by the Company, a Holder may exercise this Warrant prior to the occurrence of such Exercise Event (except in the case of an Exercise Event set forth in clause (vi) or (vii) of Section 4(a), in which case a Holder may exercise this Warrant at any time during the continuation of such Exercise Event) by delivering to the Company (i) an Exercise Notice, in the form of Exhibit A attached hereto, appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised, and, except as otherwise provided in Section 4(c), the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "EXERCISE DATE." The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any.

            (c) Notwithstanding any other provision hereof, in the case of the Exercise Events set forth in clauses (i) through (v) of Section 4(a), an exercise of all or any portion of this Warrant shall be conditioned upon the occurrence of the applicable Exercise Event, and any such exercise shall not be deemed to be effective until immediately prior to the occurrence of such Exercise Event, which effective time, for purposes of any such exercise of this Warrant, shall be referred to as an "EXERCISE DATE." Notwithstanding any other provision hereof, if, for any reason, this Warrant is not exercised in connection with the consummation of a Fundamental Transaction, a Holdco Fundamental Transaction or an Entire Sale, then this Warrant shall expire and be and become void and of no force or effect upon such consummation.

      5. Delivery of Warrant Shares.

            (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Business Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and (subject to the terms and conditions of the Securityholders Agreement) in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder, or any Person so designated by the Holder to receive Warrant Shares, as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date.

            (b) Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

            (c) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.

      6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

      7. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable, not subject to any preemptive rights and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issuance thereof. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be delivered by the Company promptly after each such issuance).

      8. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

            (a) Stock  Dividends and Splits.  If the Company,  at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides, by any stock split, recapitalization or otherwise, outstanding shares of Common Stock into a larger number of shares or
(iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become
effective   immediately   after  the  effective  date  of  such  subdivision  or
combination.

            (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset, other than payments, made pursuant to a tax sharing agreement, of amounts equal to the income tax liability of the Company, determined on a separate basis (in each case, "DISTRIBUTED PROPERTY"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be decreased (effective on such record date) by the fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the board of directors of the Company in the good faith exercise of its reasonable business judgment.

            (c) Intentionally Omitted.

            (d) Subsequent Equity Sales.

                  (i) If, at any time while this Warrant is outstanding, the Company or any Subsidiary of the Company issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "COMMON STOCK EQUIVALENTS") at an effective net price to the Company per share of Common Stock (the "EFFECTIVE PRICE") less than the Exercise Price (as adjusted hereunder to such date) (the "ADJUSTMENT PRICE"), then the Exercise Price shall be reduced to equal the product of (A) the Exercise Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Adjustment Price, and the denominator of which is the aggregate number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "DEEMED Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents; provided, however, that, in the event of any change in the number of shares of Common Stock deliverable upon conversion, exercise or exchange of such Common Stock Equivalents, the Exercise Price shall be recomputed to reflect such change.

                  (ii) If, at any time while this Warrant is outstanding, the Company or any Subsidiary of the Company issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a "FLOATING PRICE SECURITY"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

                  (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) (A) in respect of any grant of options or restricted stock to employees, officers or directors of the Company pursuant to any stock option plan, restricted stock plan or employment agreement duly adopted or approved by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options, (B) in connection with an equity financing transaction (or series of transactions) approved by the Company's board of directors involving the issuance or sale of Common Stock and/or Common Stock Equivalents in an amount up to 5% of the outstanding Common Stock (determined on a fully-diluted basis), or (C) in connection with a bona fide acquisition, merger or similar transaction, the terms of which are approved by the Company's board of directors, in which the securities issuable pursuant to any such transaction are covered by a registration statement on Form S-4 or any successor form.

                  (iv) Treatment of Expired Options and Unexercised Common Stock Equivalents. Upon expiration of any option or the termination of any right to convert or exchange any Common Stock Equivalents, in either case without the exercise of such option or right, the Exercise Price then in effect and the number of Warrant Shares acquirable hereunder shall be adjusted to the Exercise Price and number of Warrant Shares which would have been in effect at the time of such expiration or termination had such option or Common Stock Equivalents, to the extent not exercised in full and outstanding immediately prior to such expiration or termination, never been issued.

            (e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be adjusted proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

            (f) Integrated Transactions. In case any option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such options by the parties thereto, the option shall be deemed to have been issued for no consideration.

            (g) Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, or any direct or indirect Subsidiary of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

            (h) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to Section 8, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. The Company will promptly deliver a copy of each such certificate to the Holder.

      9. Certain Events. If any event occurs of the type contemplated by the provisions of Section 8 hereof but not expressly provided for by such provisions, then the Company's Board of Directors shall exercise its reasonable judgment consistent with the fundamental intent of such provisions in making an appropriate adjustment in the Exercise Price and the number of Warrant Shares obtainable upon exercise of this Warrant so as to protect the rights of the Holder of this Warrant.

      10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds.

      11. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

      12. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at Holder's expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

      13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Event Notice and Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices or communications are as follows:

      (a) If to the Company, to:      c/o The Alpine Group, Inc.

                                      One Meadowlands Plaza, Suite 200
                                      East Rutherford, NJ  07073
                                      Attention:  Chairman
                                      Facsimile:  (201) 549-4428

      (b) If to the Holder, to:       c/o Superior TeleCom Inc.

                                       One Meadowlands Plaza, Suite 200
                                       East Rutherford, NJ  07073
                                       Attention:  President
                                       Facsimile:  (201) 549-4428

      14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

      15. Miscellaneous.

            (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their respective successors and permitted assigns.

            (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (c) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

            (C) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT HEREUNDER AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND THE HOLDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

            (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

            (f) Until exercised into Common Stock, nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                       ESSEX ELECTRIC INC.


                                       By: /s/ Stewart H. Wahrsager
                                          -----------------------------------
                                       Name: Stewart H. Wahrsager
                                       Title: Secretary

                                                                       EXHIBIT A

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Essex Electric Inc.:

The undersigned is the Holder of Warrant No. _______ (the "WARRANT") issued by Essex Electric Inc., a Delaware corporation (the "COMPANY"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1. The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.    The   undersigned   Holder   hereby   exercises   its  right  to  purchase
      _________________ Warrant Shares pursuant to the Warrant.

3. The holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

4. Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

5. Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

6. The Holder requests that certificates for [all/______ of] such shares be delivered to and in the name of _____, whose address is ______, [add any names and addresses, together with the number of shares to be issued to such entity or person].

Dated:                      ,                     Name of Holder:
       ---------------------  -------

                                                  (Print)_______________________

                                                  By:    _______________________
                                                  Name:  _______________________
                                                  Title: _______________________

                                                  (Signature must conform in all
                                                  respects to name of  holder as
                                                  specified on the face of the
                                                  Warrant)

                                                                       EXHIBIT B

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Essex Electric Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Essex Electric Inc. with full power of substitution in the premises.



Dated:                      ,
       ---------------------
                                                  ______________________________
                                                  (Signature must conform in all
                                                  respects to name of  holder as
                                                  specified on the face of the
                                                  Warrant)

                                                  ______________________________
                                                  Address of Transferee

                                                  ______________________________

                                                  ______________________________


In the presence of:


____________________________